EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-1,
                   Asset-Backed Certificates, Series 2005-1

GSAA 05-1

Scenario 1 : Libor up by 25 bps per quarter, 600 bps overall
Scenario 2 : Expected losses double, distributed over 5 years
  Expected Loss is SP BB loss covergage of 1.30%
Scenario 3 : Cpr goes down from initial assumption to 10% in year 5

  Period   Forward Libor  Stress Libor  Adj PPC (loan aged)     Scenario 1     Class AV-1
             1 mth          1 mth                               ----------     ----------
                                                                               ----------------------------------------------------
     1         2.51870        2.51870                    10       100 PPC       Yield                                       3.3048
     2         2.68775        2.60203           10.90909091                    ----------------------------------------------------
     3         2.83220        2.68537           11.81818182       Stress libor  DM                                              15
     4         2.97329        2.76870           12.72727273                    ----------------------------------------------------
     5         3.07041        2.85203           13.63636364       To maturity   WAL                                           1.00
     6         3.16583        2.93537           14.54545455                    ----------------------------------------------------
     7         3.25353        3.01870           15.45454545       No Losses     Mod Durn                                      0.98
     8         3.32656        3.10203           16.36363636                    ----------------------------------------------------
     9         3.40540        3.18537           17.27272727                     Principal Window                     Feb05 - Jan07
    10         3.47356        3.26870           18.18181818                    ----------------------------------------------------
    11         3.52422        3.35203           19.09090909
    12         3.65702        3.43537                    20                    * No basis risk shortfalls over the life of the AV-1
    13         3.62045        3.51870                    20
    14         3.66858        3.60203                    20     Scenario 2          Class AV-1
    15         3.72237        3.68537                    20     ----------          ----------
    16         3.76629        3.76870                    20                    ----------------------------------------------------
    17         3.79465        3.85203                    20       100 PPC       Yield                                       3.3948
    18         3.81867        3.93537                    20                    ----------------------------------------------------
    19         3.84541        4.01870                    20       Forward Libor DM                                              15
    20         3.87647        4.10203                    20                    ----------------------------------------------------
    21         3.90326        4.18537                    20       To maturity   WAL                                           0.94
    22         3.93112        4.26870                    20                    ----------------------------------------------------
    23         3.96349        4.35203                    20       33% severity  Mod Durn                                      0.92
    24         3.99422        4.43537                    20                    ----------------------------------------------------
    25         4.02202        4.51870                    20      6 mth lag      Principal Window                     Feb05 - Nov06
    26         4.04302        4.60203                    20                    ----------------------------------------------------
    27         4.06626        4.68537                    20                     Principal Writedown                   0.00 (0.00%)
    28         4.09181        4.76870                    20                    ----------------------------------------------------
    29         4.11860        4.85203                    20                     Collateral Loss         18,924,428.69 (3.66%)
    30         4.14217        4.93537                    20                    ----------------------------------------------------
    31         4.16634        5.01870                    20                      * Losses over the first 60 mths $13,445,415 (2.60%)
    32         4.19111        5.10203                    20                      ** Cdr is approx 2.87%
    33         4.21362        5.18537                    20
    34         4.23647        5.26870                    20     Scenario 3          Class AV-1
    35         4.25907        5.35203                    20     ----------          ----------
    36         4.28091        5.43537                    20                    ----------------------------------------------------
    37         4.30769        5.51870                    20      ADJ PPC        Yield                                  3.4273
    38         4.33271        5.60203                    20                    ----------------------------------------------------
    39         4.35673        5.68537                    20      Forward Libor  DM                                         15
    40         4.38109        5.76870                    20                    ----------------------------------------------------
    41         4.40592        5.85203                    20      To maturity    WAL                                      1.00
    42         4.42984        5.93537                    20                    ----------------------------------------------------
    43         4.45594        6.01870                    20      No Losses      Mod Durn                                 0.98
    44         4.47812        6.10203                    20                    ----------------------------------------------------
    45         4.50063        6.18537                    20                     Principal Window                Feb05 - Jan07
    46         4.52431        6.26870                    20                    ----------------------------------------------------
    47         4.54583        6.35203                    20     No securities are being offered by these summary materials. If
    48         4.56840        6.43537                    20     the securities described herein or other securities are
    49         4.59458        6.51870                    20     ultimately offered, they will be offered only pursuant to a
    50         4.61883        6.60203                    20     definitive offering circular, and prospective investors who
    51         4.64395        6.68537                    20     consider purchasing any such securities should make their
    52         4.66985        6.76870                    20     investment decision based only upon the information provided
    53         4.69148        6.85203                    20     therein and consultation with their own advisers. This material is
    54         4.71320        6.93537                    20     for your private information and we are not soliciting any action
    55         4.73544        7.01870                    20     based upon it. This material is not to be construed as an offer to
    56         4.75547        7.10203                    20     sell or the solicitation of any offer to buy any security in any
    57         4.77452        7.18537                    20     jurisdiction where such an offer or solicitation would be illegal.
    58         4.79325        7.26870                    20     This material is based on information that we consider reliable,
    59         4.81041        7.35203                    20     but we do not represent that it is accurate or complete and it
    60         4.82918        7.43537                    10     should not be relied upon as such. By accepting this material the
    61         4.85020        7.51870                    10     recipient agrees that it will not distribute or provide the
    62         4.87081        7.60203                    10     material to any other person.The information contained in this
    63         4.89259        7.68537                    10     material may not pertain to any securities that will actually be
    64         4.91349        7.76870                    10     sold. The information contained in this material may be based on
    65         4.93277        7.85203                    10     assumptions regarding market conditions and other matters as
    66         4.95115        7.93537                    10     reflected therein. We make no representations regarding the
    67         4.96923        8.01870                    10     reasonableness of such assumptions or the likelihood that any of
    68         4.98629        8.10203                    10     such assumptions will coincide with actual market conditions or
    69         5.00298        8.18537                    10     events, and this material should not be relied upon for such
    70         5.01680        8.26870                    10     purposes. We and our affiliates, officers, directors, partners and
    71         5.03063        8.35203                    10     employees, including persons involved in the preparation or
    72         5.04505        8.43537                    10     issuance of this material may, from time to time, have long or
    73         5.06165        8.51870                    10     short positions in, and buy or sell, the securities mentioned
    74         5.07768        8.51870                    10     herein or derivatives thereof (including options). This material
    75         5.09727        8.51870                    10     may be filed within the Securities and Exchange Commission (the
    76         5.11144        8.51870                    10     "SEC") and incorporated by reference into an effective
    77         5.12833        8.51870                    10     registration statement previously filed with the SEC under Rule
    78         5.14499        8.51870                    10     415 of the Securities Act of 1933, including in cases where the
    79         5.15920        8.51870                    10     material does not pertain to securities that are ultimately
    80         5.17455        8.51870                    10     offered for sale pursuant to such registration statement.
    81         5.18917        8.51870                    10     Information contained in this material is current as of the date
    82         5.20271        8.51870                    10     appearing on this material only. Information in this material
    83         5.21595        8.51870                    10     regarding the assets backing any securities discussed herein
    84         5.22970        8.51870                    10     supersedes all prior information regarding such assets. Any
    85         5.24633        8.51870                    10     information in the material, whether regarding the assets backing
    86         5.26188        8.51870                    10     any securities discussed herein or otherwise, will be superseded
    87         5.27828        8.51870                    10     by the information included in the final prospectus for any
    88         5.29311        8.51870                    10     securities actually sold to you. Goldman Sachs does not provide
    89         5.30925        8.51870                    10     accounting, tax or legal advice. Subject to applicable law, you
    90         5.32109        8.51870                    10     may disclose any and all aspects of any potential transaction or
    91         5.33494        8.51870                    10     structure described herein that are necessary to support any U.S.
    92         5.34815        8.51870                    10     federal income tax benefits, without Goldman Sachs imposing any
    93         5.35866        8.51870                    10     limitation of any kind.
    94         5.37028        8.51870                    10
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